Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding
The amounts outstanding are as follows:

As at Dec. 31				2024			2023
	Segment	Maturity	Currency	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest
Credit facilities
Committed syndicated bank facility(2)	Corporate	2028	CAD	143	145	5.3%	—	—	—%
Term Facility	Corporate	2025	CAD	400	400	5.6%	397	400	7.4%
Debentures
7.3% Medium term notes	Corporate	2029	CAD	110	110	7.3%	110	110	7.3%
6.9% Medium term notes	Corporate	2030	CAD	141	141	6.9%	141	141	6.9%
Senior notes(3)
7.8% Senior notes(4)	Corporate	2029	USD	569	575	7.8%	520	528	7.8%
6.5% Senior notes	Corporate	2040	USD	426	431	6.5%	391	396	6.5%
Non-recourse
Melancthon Wolfe Wind LP bond	Wind & Solar	2028	CAD	133	134	3.8%	168	169	3.8%
New Richmond Wind LP bond	Wind & Solar	2032	CAD	93	94	4.0%	103	104	4.0%
Kent Hills Wind LP bond	Wind & Solar	2033	CAD	179	182	4.5%	193	196	4.5%
Windrise Wind LP bond	Wind & Solar	2041	CAD	157	160	3.4%	164	167	3.4%
Pingston bond	Hydro	2043	CAD	39	39	6.2%	39	39	6.2%
TAPC Holdings LP bond (Poplar Creek)	Gas	2030	CAD	75	76	8.3%	85	86	9.4%
TEC Hedland PTY Ltd bond(5)	Gas	2042	AUD	675	683	4.1%	691	699	4.1%
Heartland term facility	Corporate	2027	CAD	224	224	6.6%	—	—	—%
Recourse
TransAlta OCP LP bond	Gas	2030	CAD	192	193	4.5%	217	218	4.5%
Tax equity financing
Big Level & Antrim(6)	Wind & Solar	2029	USD	90	94	6.6%	91	97	6.6%
Lakeswind(7)	Wind & Solar	2027	USD	7	7	10.5%	10	10	10.5%
North Carolina Solar(8)	Wind & Solar	2028	USD	4	4	7.3%	3	3	7.3%
Total long-term debt				3,657	3,692		3,323	3,363
Lease liabilities				151			143
Total long-term debt and lease liabilities				3,808			3,466
Less: current portion of long-term debt				(567)			(526)
Less: current portion of lease liabilities				(5)			(6)
Total current long-term debt and lease liabilities				(572)			(532)
Total non-current credit facilities, long-term debt and lease liabilities				3,236			2,934
(1)Interest rate reflects the stipulated rate or the average rate weighted by principal amounts outstanding and is before the effect of hedging.
(2)Composed of swing line loans and other commercial borrowings under long-term committed credit facilities.
(3)U.S. face value at Dec. 31, 2024, is US$700 million (2023 — US$700 million).
(4)The effective interest rate for the Senior Notes is 5.98 per cent after the effects of gains realized on settled interest rate hedging instruments.
(5)AU face value at Dec. 31, 2024, is AU$761 million (2023 — AU$773 million).
(6)U.S. face value at Dec. 31, 2024, is US$65 million (2023 — US$73 million).
(7)U.S. face value at Dec. 31, 2024, is US$5 million (2023 — US$8 million).
(8)U.S. face value at Dec. 31, 2024, is US$3 million (2023 — US$2 million).
The Company's credit facilities are summarized in the table below:

As at Dec. 31, 2024		Utilized
Credit facilities	Facility size	Outstanding letters of credit(1)	Cash drawings	Available capacity	Maturity date
Committed
Syndicated credit facility	1,950	456	145	1,349	Q2 2028
Bilateral credit facilities	240	161	—	79	Q2 2026
Term Facility	400	—	400	—	Q3 2025
Heartland Credit Facilities	276	14	224	38	Q4 2027
Heartland EDC letter of credit facility	50	14	—	36	Q1 2025
Total committed	2,916	645	769	1,502
Non-committed
Demand facilities	400	220	—	180	N/A
Total Non-committed	400	220	—	180
(1)TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. Letters of credit drawn against the non-committed facilities reduce the available capacity under the committed syndicated credit facilities. At Dec. 31, 2024, TransAlta provided cash collateral of $124 million.
In the second quarter of 2024, the Term Facility of $400 million was renewed with the maturity extended by one year to September 2025. The syndicated credit facility and bilateral credit facilities were also extended by one year to June 2028 and June 2026, respectively.
The credit facilities are the primary source of short-term liquidity after the cash flow generated from the Company's business.
Heartland Credit Facilities
As part of the Heartland acquisition on Dec. 4, 2024, the Company assumed a $232 million drawn term facility and a $25 million revolving facility with a syndicate of banks, (collectively Heartland Credit Facilities). At Dec. 31, 2024 the drawn term facility was $224 million. The $25 million revolving facility is undrawn and available for working capital and general corporate purposes. The maturity date for the Heartland Credit Facilities is Dec. 22, 2027. The Heartland Credit Facilities also include a $27 million debt service reserve letter of credit facility. As at Dec. 31, 2024 $14 million in letters of credit have been issued under this facility.
Heartland EDC Letter of Credit Facility
As part of the Heartland acquisition, the Company has access to a $50 million unsecured letter of credit facility with two Canadian banks, which is supported by a performance security guarantee from Export Development Canada (EDC). As at Dec. 31, 2024, $14 million in letters of credit have been issued under this facility. The facility is effective until March 31, 2025.

Senior Notes
A total of US$300 million (2023 — US$370 million) of the senior notes have been designated as a hedge of the Company’s net investment in U.S. operations.
Non-Recourse Debt
On May 8, 2023, the Pingston Power Inc. non-recourse bond matured with a total aggregate repayment of $46 million, consisting of accrued interest and principal.
On Sept. 14, 2023, the Company closed a non-recourse bond financing for approximately $39 million (Pingston Bond) as a replacement for the non-recourse bond that matured on May 8, 2023. The Pingston Bond is secured by a first ranking charge over all the respective assets of the Company's subsidiaries that issued the bonds, amortizes and bears interest at a rate of 6.145 per cent per annum, payable semi-annually, and matures on May 8, 2043. The Pingston Bond is subject to customary financing conditions and covenants that may restrict the Company's ability to access funds generated by the facility's operations.
Tax Equity
Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind and North Carolina Solar acquired tax equity financings, which were initially recognized at their fair values. Tax equity financing balances are reduced by the value of tax benefits (production tax credits, tax depreciation and investment tax credits) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. The maturity dates of each financing are subject to change and are primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Company anticipates the maturity dates of the tax equity financings will be: Lakeswind in June 2027; North Carolina Solar in December 2028; and Big Level and Antrim in December 2029.
Other
TransAlta’s short and long-term debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2024, the Company was in compliance with all debt covenants.
The Heartland Credit Facilities are not subject to any maintenance or financial covenants but do contain certain covenants that limit Heartland’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, make certain acquisitions or dispositions, make distributions and enter into certain hedging agreements.
The Company is in compliance with its terms of the credit facilities and all undrawn amounts are fully available. Letters of credit in the amount of $220 million were issued from non-committed demand facilities as at Dec. 31, 2024. In addition to the net $1.5 billion of committed capacity available under the credit facilities, the Company had $336 million of available cash and cash equivalents as at Dec. 31, 2024.
B. Restrictions Related to Non-Recourse Debt and Other Debt
The Melancthon Wolfe Wind LP, Pingston Power Inc., TAPC Holdings LP, New Richmond Wind LP, Kent Hills Wind LP, TEC Hedland Pty Ltd. and Windrise Wind LP non-recourse bonds, the TransAlta OCP LP bond, and Heartland Credit Facilities, with a total carrying value of $1.8 billion as at Dec. 31, 2024 (2023 — $1.7 billion), are subject to customary financing conditions and covenants that may restrict the Company’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds can be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2024 with the exception of Kent Hills Wind LP. The funds in the entities will remain there until the next debt service coverage ratio can be performed in the first quarter of 2025. At Dec. 31, 2024, $117 million (2023 — $79 million) of cash was subject to these financial restrictions.
At Dec. 31, 2024, $5 million (AU$6 million) of funds held by TEC Hedland Pty Ltd. cannot be accessed by other corporate entities as the funds must be solely used by the project entities, for the purpose of paying major maintenance costs. Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.
C. Security
Non-recourse debt totalling $1.5 billion as at Dec. 31, 2024 (2023 — $1.4 billion) is secured by a first ranking charge over all of the respective assets of the Company’s subsidiaries that issued the debt, which include PP&E with total carrying amounts of $1.75 billion at Dec. 31, 2024 (2023 — $1.5 billion) and intangible assets with total carrying amounts of $84 million (2023 — $61 million). At Dec. 31, 2024, non-recourse debt of approximately $75 million (2023 — $85 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse debt.
The TransAlta OCP bonds have a carrying value of $192 million (2023 — $217 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta related to TransAlta's legacy coal facilities (the TransAlta OCA). Under the TransAlta OCA, the Company receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Company), commencing on Jan. 1, 2017, and terminating at the end of 2030. These payments do not include the OCA payments Heartland is entitled to under its OCA.

D. Principal Repayments

	2025	2026	2027	2028	2029	2030 and thereafter	Total
Principal repayments(1)	566	169	331	309	824	1,493	3,692
Lease liabilities	4	5	5	5	5	127	151
(1)Excludes impact of hedge accounting and derivatives.
E. Restricted Cash
As at Dec. 31, 2024, the Company had $17 million (2023 — $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund scheduled future debt repayments. The Company also had $52 million (2023 — $52 million) of restricted cash related to the TEC Hedland Pty Ltd. bond. These cash reserves are required to be held under commercial arrangements and for debt service, which may be replaced by letters of credit in the future.
F. Letters of Credit
Letters of credit are issued to counterparties as required by various contractual arrangements with the Company and certain subsidiaries of the Company. If the Company or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2024, was $865 million (2023 — $782 million) with nil (2023 — nil) amounts exercised by third parties under these arrangements.

G. Currency Impacts
The strengthening of the U.S. dollar has increased the U.S. dollar denominated long-term debt balances, mainly the senior notes and tax equity financings, by $90 million as at Dec. 31, 2024 (2023 — decreased $27 million due to the weakening of the U.S. dollar). Almost all of the U.S. dollar denominated debt is hedged either through financial contracts or net investments in U.S. operations.
Additionally, the weakening of the Australian dollar has decreased the Australian dollar-denominated non-recourse senior secured notes balance by approximately $5 million as at Dec. 31, 2024 (2023 — $9 million). As this debt is issued by an Australian subsidiary, the foreign currency translation impacts are recognized within other comprehensive income (loss).